Nationwide Life Insurance Company Nationwide Life and Annuity Insurance Company
• Nationwide VLI Separate Account - 4 • Nationwide VL Separate Account - C

Prospectus supplement dated March 1, 2007 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the BlackRock International Index Portfolio: Class II voted to liquidate this fund effective April 30, 2007. Upon approval by the shareholders, the aforementioned fund will liquidate effective April 30, 2007. As a result of this liquidation, this fund will no longer be available as a sub-account in your policy.

Effective as of the close of trading of the New York Stock Exchange on April 30, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of policy value or allocations to the BlackRock International Index Portfolio: Class II will be updated to allocate policy value to the Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class V.